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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21713

Madison Strategic Sector Premium Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1

Semi-Annual Report
(unaudited)

June 30, 2010

Madison Strategic Sector
Premium Fund (MSP)

Active Equity Management combined with a
Covered Call Option Strategy

Madison Investment Advisors, Inc.
www.madisonfunds.com

MSP | Madison Strategic Sector Premium Fund

Table of Contents
Review of Period	1
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Other Information	14
Dividend Reinvestment Plan	15

MSP | Madison Strategic Sector Premium Fund

Review of Period
What happened in the market during the first half of 2010?

The first half of the year witnessed a dramatic shift in the stock market and investor sentiment. Through the first quarter and early second quarter, U.S. stock markets continued the rally which began in March 2009. Growing economic and European sovereign debt concerns had little negative effect on investor sentiment as stock prices moved higher regardless of the growing underlying fundamental risks. As the second quarter progressed, it became increasingly clear that the sovereign debt crisis in Europe, and the correspondingly weaker Euro would begin to have a real-time detrimental impact on U.S. economic growth. At a minimum, U.S. exports to Europe would be notably curtailed. Meanwhile, the Gulf of Mexico oil disaster, which stemmed from a horrific drilling rig explosion on April 20th, slowly began to be recognized for what it was and is — an environmental and economic catastrophe for the Gulf Coast region. Finally, later in the second quarter, various reports began to indicate that U.S. economic growth appeared to be cooling. Given the previously buoyant mood of equity investors, the markets responded quite negatively to these unfolding developments, with the S&P 500 declining some 15% from the April highs and ending the first six months of the year with a negative return of -6.65%.

As the market shifted, sector leadership also shifted as economically sensitive and cyclical sectors such as Technology and Consumer Discretionary ceded leadership to more defensive sectors such as Consumer Staples, Utilities and Health Care. As the market correction gathered steam in May and June, correlation between stocks increased as a general movement away from equities impacted all areas of the market. This made it more challenging to add value through stock selection as there was very little differentiation between high/low quality stocks and growth/value stocks. As the overall market stabilizes in coming months, we would expect investors to gravitate toward higher quality companies with strong fundamental attributes.

With the market’s change in direction came an increase in volatility as investors ran for the sideline in the later part of the second quarter. The CBOE VIX Index, a key measure of market volatility, soared from a level of near 15 in early April to 45 by mid-May before settling just below 25 at the end of June. This increase in volatility led to rising option premiums, improving the Fund’s ability to maintain a high income level and provide downside protection.

How did the fund perform given the marketplace conditions during the first six months of 2010?

Given the diverse and difficult market conditions during the first half of 2010, we are pleased to report that the fund performed very well relative to the overall market. For the six months ending June 30, 2010, the fund’s market price declined -4.79% and its Net Asset Value (NAV) declined -6.64% which was in line with the fall in the S&P 500 of -6.65% and well ahead of the CBOE S&P BuyWrite Index (BXM) which declined -9.29%. During the early months of the year the fund lagged the S&P 500 Index which is typical of a covered call strategy in a strong upwardly trending market. This was exacerbated by a growing cash position which resulted from numerous option assignments, primarily in January. With the market appearing expensive following such a strong year-long rally, the fund was awaiting opportunities to reinvest on weakness. Such an opportunity presented itself in May and June as the market corrected and the cash position was worked lower by purchasing what we determined to be high-quality companies at significantly more attractive prices than earlier in the period. During the market correction, the fund performance relative to the S&P 500 improved dramatically and ended the six-month period on a similar footing as the market. As cash was redeployed later in the period, call writing accelerated and benefitted from higher market volatility and correspondingly higher option premiums.

MSP | Madison Strategic Sector Premium Fund | Review of Period | continued

Describe the fund’s portfolio equity and option structure.

As of June 30, 2010, the fund held 48 equity securities and unexpired covered call options had been written against 57.0% of the fund’s stock holdings. During the six-month period, the fund generated premiums of $3.7 million from its covered call writing activities. It is the strategy of the fund to write "out-of-the-money" call options, as of June 30, 93.8% of the fund’s call options (45 of 48 different options) remained "out-of-the-money." (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) The number of "out-of-the-money" options has increased from the beginning of the year as the market correction has held many share prices below their corresponding option strike prices. As the market begins to improve, the fund’s managers intend to increasingly cover a greater percentage of the portfolio in order to take advantage of higher call option premiums available since the market volatility increased in late April.

Which sectors are prevalent in the fund?

From a sector perspective, MSP’s largest exposure as of June 30, 2010 was to the Technology (and technology related) Sector, followed by Health Care, Financials, Consumer Discretionary and Energy. The fund had a small weighting in the Materials sector and was absent the Consumer Staples, Telecommunication Services and Utilities Sectors, which although defensive in nature, have historically provided less attractive call writing opportunities.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 6/30/10
Consumer Discretionary	9.6%
Energy	8.3%
Exchange Traded Funds	2.9%
Financials	18.5%
Health Care	18.9%
Information Technology	22.7%
Materials	2.0%
Cash & Other	17.1%

Discuss the fund’s security and option selection process.

The fund is managed by two teams of investment professionals. We like to think of these teams as a "right hand" and "left hand" meaning they work together to make common stock and option decisions. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing. The fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable "PEG" ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the "beat the street" mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams.

Once we have selected attractive and solid names for the fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the fund can participate in some stock appreciation. By receiving option premiums, the fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What is the management’s outlook for the market and fund in 2010?

Our perspective on the economy is that we are experiencing more of a soft patch than the beginning

MSP | Madison Strategic Sector Premium Fund | Review of Period | concluded

of a double-dip recession. Although leading economic indicators settled back somewhat and gave credence to a slowdown, we believe we are at an economically self-sustaining level. Interest rates are low, the economy is growing, corporate profits are nearing record levels, corporate balance sheets are strong and credit is available again. All of these elements are polar opposites of 2008 (when the U.S. last went into a recession). With that backdrop, we believe a double-dip recession is unlikely; instead, we are expecting the economy to continue to move ahead at a slow pace.

One could argue that the equity markets have already made good progress over the past couple of months in adjusting and lowering longer-term expectations to much more realistic levels. We believe we will continue to see earnings growth in the second half of the year, albeit at a more modest pace. Overall, this is positive for equities. We also believe that volatility will remain elevated for many months to come as the market digests conflicting news on economic, earnings and global issues.

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2010
% of net assets
Cisco Systems Inc.	3.85%
Capital One Financial Corp.	3.79%
eBay Inc.	3.46%
UnitedHealth Group Inc.	3.39%
Lowe’s Cos. Inc.	3.12%
Goldman Sachs Group Inc./The	2.92%
Biogen Idec	2.84%
Best Buy Co. Inc.	2.82%
Gilead Sciences Inc.	2.62%
EMC Corp.	2.54%

MSP | Madison Strategic Sector Premium Fund

Portfolio of Investments | June 30, 2010
Number of Shares		Value
COMMON STOCKS - 86.2%
	Consumer Discretionary - 10.0%
30,900	American Eagle Outfitters Inc.	$ 363,075
60,000	Best Buy Co. Inc.	2,031,600
19,600	Garmin Ltd.	571,928
30,000	Home Depot Inc.	842,100
11,500	Kohls Corp.*	546,250
110,000	Lowe’s Cos. Inc.	2,246,200
24,300	Williams-Sonoma Inc.	603,126
	Energy - 8.7%
13,400	Apache Corp.	1,128,146
28,392	Exxon Mobil Corp.	1,620,331
22,000	Schlumberger Ltd.	1,217,480
29,000	Transocean Ltd.*	1,343,570
70,000	Weatherford International Ltd.*	919,800
	Exchange Traded Fund - 3.0%
15,000	Powershares QQQ Nasdaq 100	640,650
15,000	SPDR S&P 500 ETF Trust	1,548,300
	Financials - 19.2%
25,000	Affiliated Managers Group*	1,519,250
17,000	Aflac Inc.	725,390
61,867	Bank of America Corp.	889,028
67,800	Capital One Financial Corp.	2,732,340
190,000	Citigroup Inc.*	714,400
16,000	Goldman Sachs Group Inc./The	2,100,320
95,000	Marshall & Ilsley Corp.	682,100
25,000	MGIC Investment Corp.*	172,250
68,000	Morgan Stanley	1,578,280
50,000	State Street Corp.	1,691,000
40,000	Wells Fargo & Co.	1,024,000
	Health Care - 19.6%
43,100	Biogen Idec*	2,045,095
30,000	Celgene Corp.*	1,524,600
23,600	Genzyme Corp.*	1,198,172
55,000	Gilead Sciences Inc.*	1,885,400
35,000	Medtronic Inc.	1,269,450
63,329	Mylan Inc.*	1,079,126
109,800	Pfizer Inc.	1,565,748
86,000	UnitedHealth Group Inc.	2,442,400
21,000	Zimmer Holdings Inc.*	1,135,050
Number of Shares		Value
	Information Technology - 23.6%
55,000	Adobe Systems Inc.*	$ 1,453,650
60,000	Applied Materials Inc.	721,200
700	Check Point Software Technologies Ltd.*	20,637
130,000	Cisco Systems Inc.*	2,770,300
100,000	Dell Inc.*	1,206,000
127,000	eBay Inc.*	2,490,470
100,000	EMC Corp.*	1,830,000
234,900	Flextronics International Ltd.*	1,315,440
3,500	Google Inc., Class A*	1,557,325
32,000	QUALCOMM Inc.	1,050,880
25,000	Symantec Corp.*	347,000
20,000	Visa Inc., Class A	1,415,000
60,000	Yahoo! Inc.*	829,800
	Materials - 2.1%
25,000	Freeport-McMoRan Copper & Gold Inc.	1,478,250
	Total Common Stocks (Cost $95,058,376)	$62,081,908
SHORT-TERM INVESTMENTS - 17.8%
Repurchase Agreement - 12.2%
US Bank issued 6/30/10 at 0.01%, due 7/1/10, collateralized by $8,937,739 in Freddie Mac MBS #E99430 due 7/1/18. Proceeds at maturity are $8,762,363 (Cost $8,762,361).		8,762,361
US Treasury Note - 5.6%
Issued 3/2/09 at 0.875%, due 2/28/11. Proceeds at maturity are $4,000,000 (Cost $4,014,421).		4,016,096
TOTAL INVESTMENTS - 104.0% (Cost $107,835,158)		$74,860,365
NET OTHER ASSETS AND LIABILITIES - (2.1)%		(1,488,164)
TOTAL CALL OPTIONS WRITTEN - (1.7)%		(1,216,634)
TOTAL PUT OPTIONS WRITTEN - (0.2)%		(156,000)
NET ASSETS - 100.0%		$71,999,567
*Non-income producing.

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | Portfolio of Investments | concluded

Contracts (100 shares per contract	Call Options Written	Expiration Date	Exercise Price	Market Value
250	Adobe Systems Inc.	January 2011	$34.00	$16,375
100	Affiliated Managers Group Inc.	January 2011	85.00	10,500
165	American Eagle Outfitters Inc.	January 2011	15.00	7,425
134	Apache Corp.	January 2011	105.00	40,535
200	Applied Materials Inc.	January 2011	12.50	23,700
200	Applied Materials Inc.	January 2011	15.00	8,200
300	Best Buy Co. Inc.	September 2010	38.00	27,000
100	Best Buy Co. Inc.	January 2011	40.00	15,900
136	Biogen Idec	July 2010	50.00	5,100
200	Capital One Financial Corp.	September 2010	40.00	74,000
300	Celgene Corp.	January 2011	57.50	91,500
7	Check Point Software Technologies Ltd.	July 2010	30.00	350
500	Cisco Systems Inc.	July 2010	24.00	2,750
500	Cisco Systems Inc.	July 2010	25.00	1,250
300	Cisco Systems Inc.	October 2010	25.00	9,900
500	eBay Inc.	October 2010	25.00	9,500
300	eBay Inc.	January 2011	24.00	24,300
700	EMC Corp..	July 2010	18.00	44,800
300	EMC Corp.	October 2010	19.00	29,550
320	Exxon Mobil Corp.	August 2010	47.00	4,480
80	Exxon Mobil Corp.	January 2011	45.00	12,280
164	Garmin Ltd.	January 2011	35.00	24,929
236	Genzyme Corp.	January 2011	52.50	100,300
160	Goldman Sachs Group Inc./The	January 2011	145.00	157,600
35	Google Inc.	January 2011	530.00	52,150
300	Home Depot Inc.	August 2010	32.00	7,650
200	Lowe’s Cos. Inc.	July 2010	25.00	300
400	Lowe’s Cos. Inc.	October 2010	24.00	14,800
200	Lowe’s Cos. Inc.	January 2011	25.00	12,500
250	Marshall & Ilsley Corp.	September 2010	7.50	16,250
200	Medtronic Inc.	January 2011	40.00	33,500
280	Morgan Stanley	October 2010	33.00	1,820
65	Mylan Inc.	October 2010	21.00	1,625
150	Powershares QQQ Nasdaq 100	December 2010	48.00	18,525
200	QUALCOMM Inc.	October 2010	40.00	6,200
120	QUALCOMM Inc.	January 2011	38.00	16,920
220	Schlumberger Ltd.	November 2010	65.00	55,770
150	SPDR S&P 500 ETF Trust	August 2010	112.00	13,800
200	Transocean Ltd.	January 2011	90.00	8,100
200	Visa Inc.	January 2011	80.00	84,000
120	Weatherford International Ltd.	August 2010	20.00	240
300	Weatherford International Ltd.	January 2011	17.50	18,900
300	Wells Fargo & Co.	July 2010	29.00	1,950
243	Williams-Sonoma Inc.	August 2010	22.50	77,760
300	Yahoo! Inc.	October 2010	17.00	7,800
300	Yahoo! Inc.	January 2011	17.50	13,950
110	Zimmer Holdings Inc.	September 2010	60.00	9,900
	TOTAL CALL OPTIONS WRITTEN (Premiums Received $3,027,234)			$1,216,634
	PUT OPTIONS WRITTEN:
100	Goldman Sachs Group Inc./The	January 2011	130.00	156,000
	TOTAL PUT OPTIONS WRITTEN (Premiums Received $143,901)			$ 156,000

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund

Statement of Assets and Liabilities | June 30, 2010

ASSETS
Investments, at value (Note 2)
Short term investments	$12,778,457
Investment securities	62,081,908
Total investments (cost $107,835,158)	74,860,365
Receivables
Dividends and interest	30,091
Total assets	74,890,456

LIABILITIES
Options written, at value (premiums received of $3,171,135)	1,372,634
Payables
Investment securities purchased	1,507,676
Auditor fees	10,000
Independent trustee fees	4,500
Other expenses	(3,921)
Total liabilities	2,890,889

NET ASSETS	$71,999,567

Net assets consist of:
Paid in capital	110,544,278
Accumulated net realized loss on investments and options transactions	(4,219,765)
Accumulated net unrealized depreciation on investments and options transactions	(31,176,292)
Distributions in excess of net investment income	(3,148,654)
Net assets	$71,999,567

CAPITAL SHARES ISSUED AND OUTSTANDING
An unlimited number of capital shares authorized,$.01 par value per share (Note 8)	5,798,291

NET ASSET VALUE PER SHARE	$12.42

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund

Statement of Operations | For the six-months ended June 30, 2010

INVESTMENT INCOME (Note 2)
Interest income	$ 2,788
Dividend income	255,940
Total investment income	258,728

EXPENSES (Note 3)
Investment advisory	320,220
Administration	10,007
Fund accounting	11,008
Auditor fees	10,000
Other	41,035
Total expenses	392,270

NET INVESTMENT LOSS	(133,542)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(1,866,033)
Options	1,871,421
Net unrealized appreciation (depreciation) on:
Investments	(8,218,789)
Options	3,183,442

NET LOSS ON INVESTMENTS AND OPTIONS TRANSACTIONS	(5,029,959)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,163,501)

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund

Statements of Changes in Net Assets

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$ (133,542)	$ (193,842)
Net realized gain (loss) on investments and options transactions	5,388	(4,225,153)
Net unrealized appreciation (depreciation) on investments and options transactions	(5,035,347)	28,920,982
Net Increase (decrease) in net assets resulting from operations	(5,163,501)	24,501,987

DISTRIBUTION TO SHAREHOLDERS
From and in excess of net investment income	(3,015,112)	–
From net capital losses	–	(6,656,638)
Total distributions	(3,015,112)	(6,656,638)

CAPITAL SHARE TRANSACTIONS	–	–

NET INCREASE (DECREASE) IN NET ASSETS	(8,178,613)	17,845,349

NET ASSETS
Beginning of period	$80,178,180	$62,332,831
End of period (including distributions in excess of net investment income of ($3,148,654) and $0, respectively)	$71,999,567	$80,178,180

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund

Financial Highlights

Per Share Operating Performance for One Share Outstanding Throughout the Period

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,				For the Period April 27, 20051 through December 31,
	2009	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.83	$10.75	$17.52	$20.25	$19.87	$19.102
Investment operations:
Net investment income (loss)	(0.02)	(0.03)	0.03	0.28	0.06	0.03
Net realized and unrealized gain (loss) on investments and options transactions	(0.87)	4.26	(5.30)	(1.21)	2.12	1.68
Total from investment operations	(0.89)	4.23	(5.27)	(0.93)	2.18	1.71
Less distributions:
From and in excess of net investment income	(0.52)	–	(0.03)	(0.28)	(0.06)	(0.03)
From capital gains	–	(1.15)	(1.47)	(1.52)	(1.74)	(0.87)
Total distributions	(0.52)	(1.15)	(1.50)	(1.80)	(1.80)	(0.90)
Net asset value, end of period	$12.42	$13.83	$10.75	$17.52	$20.25	$19.87
Market value, end of period	$11.15	$12.23	$8.75	$15.53	$20.60	$20.28
Total investment return
Net asset value (%)	(6.64)	41.21	(31.94)	(5.07)	11.61	8.83
Market value (%)	(4.79)	55.81	(36.18)	(16.85)	11.30	5.29
Ratios and supplemental data
Net assets, end of period (thousands)	$72,000	$80,178	$62,333	$101,607	$116,223	$111,507
Ratios to Average Net Assets:
Total expenses, excluding interest expense (%)	0.973	1.04	1.07	0.98	0.98	0.973
Total expenses, including interest expense (%)	0.973	1.23	1.50	0.98	0.98	0.973
Net investment income, including interest expense (%)	(0.33)3	(0.27)	0.19	1.41	0.33	0.253
Ratios to Average Managed Assets:4
Total expenses, excluding interest expense (%)	–	0.97	0.96	–	–	–
Total expenses, including interest expense (%)	–	1.13	1.35	–	–	–
Net investment income, including interest expense (%)	–	(0.25)	0.17	–	–	–
Portfolio turnover (%)	27	25	41	93	64	49
Senior Indebtedness
Outstanding balance, end of period (thousands)	–	–	10,000	–	–	–
Average outstanding balance during the period (thousands)	–	5,671	9,706	–	–	–
Average fund shares during the period (thousands)	–	5,798	5,798	–	–	–
Average indebtedness per share	–	0.98	1.67	–	–	–
Asset coverage per $1,000 of indebtedness	–	–	7,2335	–	–	–

1Commencement of operations.
2Before deduction of offering costs charged to capital.
3Annualized.
4Managed assets is equal to net assets plus average outstanding leverage.
5Calculated by subtracting the fund’s total liabilities (not including borrowings) from the fund’s total assets and dividing by the total borrowings at year-end.
Net asset value figures are based on average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund

Notes to Financial Statements | June 30, 2010
Note 1 – Organization.

Madison Strategic Sector Premium Fund (the "Fund") was organized as a Delaware statutory trust on February 4, 2005. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended. The Fund commenced operations on April 27, 2005. The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.

The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of common stocks of large and mid-capitalization issuers that are, in the view of the Fund’s Investment Adviser, selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies.

(a) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(b) Valuation of Investments
The Fund adopted Financial Accounting Standards Board ("FASB") guidance on fair value measurements. In accordance with this guidance, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. This guidance establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Various inputs as noted above are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

Level 1: Quoted prices in active markets for identical securities

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements | continued

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of June 30, 2010 (unaudited):

Description	Level 1	Level 2	Level 3	Value at 6/31/10
Assets:
Common Stocks	$62,081,908	$ --	$ --	$62,081,908
US Treasury Note	--	4,016,096	--	4,016,096
Repurchase Agreement	--	8,762,361	--	8,762,361
Total	$62,081,908	$12,778,457	$ --	$74,860,365

Liabilities:
Written optons	$ 1,372,634	$ --	$ --	$ 1,372,634
Total	$ 1,372,634	$ --	$ --	$ 1,372,634
Please see Portfolio of Investments for common stock sector breakdown and listing of all securities within each caption.

In March 2008, the FASB issued guidance intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. This guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of June 30, 2010 (unaudited):

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	--	--	Options written	$1,372,634

The following table presents the effect of Derivative Instruments on the Statement of Operations for the six-months ended June 30, 2010 (unaudited):

	Realized Gain on Derivatives:	Change in Unrealized Appreciation on Derivatives
Derivatives not accounted for as hedging instruments
Equity contracts – options	$1,871,421	$3,183,442

In January 2010, amended guidance was issued by FASB for fair value measurement disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. For the six-months ended June 30, 2010, the Fund did not have any securities that transferred between classification levels.

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements | continued

determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.

(d) Repurchase Agreements
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

Note 3 – Investment Advisory Agreement and Other Transactions with Affiliates.

Pursuant to an Investment Advisory Agreement between the Fund and Madison Asset Management, LLC, a controlled subsidiary of Madison Investment Advisors, Inc. (the "Adviser"), the Adviser, under the supervision of the Fund’s Board of Trustees, will provide a continuous investment program for the Fund’s portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund who are its affiliate. For these services, the Fund will pay the Adviser a fee, payable monthly, in an amount equal to 0.80% of the Fund’s average daily managed assets.

Under a separate Services Agreement, effective April 26, 2005, the Adviser provides fund administration services, fund accounting services, and arranges to have all other necessary operational and support services, for a fee, to the Fund. Such services include transfer agent, custodian, legal, and other operational expenses. These fees are accrued daily and shall not exceed 0.18% of the Fund’s average daily net assets. The Adviser assumed responsibility for payment of all expenses greater than 0.18% of average daily net assets for the first five years of the Fund’s operations, other than investment expenses such as brokerage commission costs or interest and fees on loans. The Adviser renewed this expense limit for another year through April 26, 2011.

Note 4 – Federal Income Taxes.

No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Fund adopted the provisions of FASB guidance on accounting for uncertainty in income taxes. The implementation of this guidance resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Fund.

As of and during the six-months ended June 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

As of December 31, 2009, the Fund had available for federal income tax purposes $3,853,762 of capital loss carryovers which will expire December 31, 2017.

Information on the tax components of investments, excluding option contracts, as of June 30, 2010 is as follows (unaudited):

Aggregate Cost	$108,206,549
Gross unrealized appreciation	538,233
Gross unrealized depreciation	(33,884,417)
Net unrealized depreciation	$(33,346,184)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October transactions.

For the years ended December 31, 2009 and 2008, the tax character of distributions paid to shareholders was $6,656,638 of short-term capital gains for 2009 and $8,697,436 of ordinary income for 2008, respectively.

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements | continued

As of June 30, 2010, the components of distributable earnings on a tax basis were as follows (unaudited):

Undistributed net investment loss	$ (3,148,654)
Accumulated net realized losses	(3,848,374)
Net unrealized depreciation on investments	(31,547,683)
$(38,544,711)

Note 5 – Investment Transactions.

During the six-months ended June 30, 2010, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $18,000,211 and $21,426,087, respectively. No long term U.S. Government securities were purchased or sold during the period.

Note 6 – Covered Call Options.

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

Transactions in option contracts during the year ended June 30, 2010 were as follows (unaudited):

	Number of Contracts	Premiums Received
Options outstanding beginning of period	20,335	$4,874,874
Options written	13,530	3,754,842
Options expired	(3,615)	(1,106,003)
Options closed	(11,519)	(2,594,428)
Options assigned	(7,636)	(1,758,150)
Options outstanding end of period	11,095	$3,171,135

Note 7 – Capital.

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and no shares issued and outstanding as of June 30, 2010.

In connection with the Fund’s dividend reinvestment plan, there were no shares reinvested for the six-months ended June 30, 2010 and year ended December 31, 2009, respectively.

Note 8 – Indemnifications.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 9 – Leverage.

The Fund has a $25 million revolving credit facility with a bank to permit it to leverage its portfolio under favorable market conditions. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. During the six-months ended June 30, 2010, the Fund did not draw on the facility. The full facility is available to draw upon as of June 30, 2010.

Note 10 – Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund’s financial statements through August 23, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

MSP | Madison Strategic Sector Premium Fund

Other Information

Results of Shareholder Vote. The Annual Meeting of shareholders of the Fund was held on July 28, 2010. At the meeting, shareholders voted on the election of two trustees, Katherine L. Frank and James R. Imhoff, Jr. The votes cast in favor of election for Ms. Frank were 5,127,966 with 258,502 shares withheld. The votes cast in favor of election for Mr. Imhoff were 5,122,960 with 263,508 shares withheld. The other trustees of the Fund whose terms did not expire in 2010 are Frank E. Burgess, Lorence D. Wheeler and Philip E. Blake.

Additional Information. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

Forward-Looking Statement Disclosure.

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information.

The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund’s portfolios. Additionally, information regarding how the Fund voted proxies related to portfolio securities, if applicable, during the period ended June 20, 2009, is available upon request and free of charge, by writing to Madison Strategic Sector Premium Fund, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund’s proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission ("SEC") web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal (Unaudited)

The Trustees considered a number of factors when the Board approved the renewal of the advisory contract between the advisor and the Fund during its meeting in February 2010. Rather than providing you with a list of factors or conclusory statements that explained the Board’s decision-making process, the following discussion is designed to describe what you would have seen and heard if you had been at the Fund’s Board meeting when it renewed the Fund’s advisory contract:

MSP | Madison Strategic Sector Premium Fund | Other Information | continued

The Board reviewed a variety of matters in connection with Fund’s investment advisory contract with Madison Asset Management, LLC ("MAM").

 With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in Fund management, the experience of the Adviser and its affiliates as investment manager to another closed-end investment company with a similar investment strategy, as well as two open-end funds with a similar investment strategies. They recognized the wide array of investment professionals employed by the firm. The Adviser discussed the firm’s ongoing investment philosophies and strategies intended to provide superior performance consistent with the Fund’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Madison organization’s history of providing advisory services to the Madison Mosaic Funds.

The Board also discussed the quality of services provided to the Fund by its custodian and by the Adviser in its role as Fund administrator.

With regard to the investment performance of the Fund and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. In particular, the Board recognized that the Fund generated sufficient income in 2009 to return $1.15 per share to its shareholders in dividends by declaring quarterly dividends. At the Fund’s traded market price of $12.23 per share on December 31, 2009, its total return was 55.81% for 2009, including the reinvestment of dividends. By comparison, the S&P 500 Index returned 26.46% for 2009 and the CBOE Buy Write Index ("BXM") showed 25.91%.

The Board recognized that the Fund outperformed the S&P 500 Index due to a combination of income generated from the Fund’s call writing strategy, stock selection and sector allocation. The Adviser represented to the Board that it believes the Fund currently holds a portfolio of high-quality stocks trading at attractive prices on a number of valuation metrics.

The Adviser’s stock picking strategy involves seeking a portfolio of common stocks that have favorable "PEG" ratios (price-earnings ratio to growth rate) as well as financial strength and industry leadership. As bottom-up investors, it focuses on the fundamental businesses of companies. As such, the Fund’s stock selection philosophy stays away from the "beat the street" objective, as the Adviser looks for companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, the Adviser explained that it seeks to bring elements of consistency, stability and predictability to the Fund’s shareholders under normal market conditions.

A comprehensive discussion of fund performance and current market conditions followed.

The Adviser then discussed with the Board the Adviser’s methodology for arriving at the peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with the Fund, the Board reviewed the expense ratios for a variety of other closed-end funds in the Fund’s peer group with similar investment objectives. Based on peer group comparisons, the Board recognized that the Fund’s costs were low for the quality and extent of services provided.

The Board noted that the Adviser provided options strategy management services to other investment company clients and considered the fees charged by the Adviser to such funds for purposes of determining whether the given advisory fee was disproportionately large under the so-called "Gartenberg" standard traditionally used by investment company boards in connection with contract renewal considerations. Although the Board took those fees into account, the Board considered the differences in services and time required by the various types of funds to which the Adviser provided services. They recognized that significant differences exist between the services provided to one type of fund and those provided to others. The Board gave such comparisons the weight that they merit in light of the similarities and differences between

MSP | Madison Strategic Sector Premium Fund | Other Information | continued

the services that the various funds require and were wary of "inapt comparisons." They considered that if the services rendered by the Adviser to one type of fund differ significantly from others, then the comparison should not be used. In the case of the Fund, the Board recognized that fees charged to a fund for which the Adviser acts solely as subadviser to another investment adviser is understandably lower than the fee charged to the Fund in its capacity as sole investment adviser. This reflects the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are not performed by it when it acts in a subadvisory capacity.

The Board also recognized that the obligations, responsibilities and management considerations involved with being an investment adviser to a closed-end fund differs significantly from serving as an investment adviser to an open-end (mutual) fund.

The Trustees recognized that the Fund’s fee structure should be reviewed based on total fund expense ratio rather than simply comparing advisory fees to other advisory fees in light of the simple expense structure maintained by the Fund (i.e. a single advisory with a cap on administrative expenses until April 26, 2011). As such, the Board focused its attention on the total expense ratios paid by other closed-end funds with similar investment objectives that were established at approximately the same time as the Fund, recognizing that such a comparison was not a "be-all and end-all" exercise, but was nevertheless important to consider. The Board recognized that the Fund’s total expense ratio was low based on such comparisons.

The Trustees sought to ensure that fees were adequate so that the Adviser did not neglect its management responsibilities to the Fund in favor of more "profitable" accounts. At the same time, the Trustees sought to ensure that compensation paid to the Adviser was not unreasonably high. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide pursuant to its Services Agreement with the Fund, such compensation generally does not cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from its investment advisory fees earned. For these reasons, the Trustees recognized that examination of the Fund’s total expense ratio compared to those of other closed-end investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Board recognized that the Fund is to a certain extent "subsidized" by the greater Madison Investment Advisors, Inc. organization because the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from the Fund alone. However, although the Fund represents approximately $71 million out of the approximately $13 billion managed by the Madison Investment Advisors, Inc. organization in Wisconsin at the time of the meeting, the Fund is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of the remaining assets. The Trustees noted that total Madison managed assets, including subsidiaries, approximated $15 billion at the time of the meeting. As a result, although the fees paid by the Fund at its present size might not be sufficient to profitably support a stand-alone fund, it is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Fund is important to the Adviser and is managed with the attention given to other firm clients.

With regard to the extent to which economies of scale would be realized as the Fund grows, the Trustees recognized that, as a closed-end fund, no such economies of scale were anticipated.

After further discussion and analysis and reviewing the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees concluded that the Fund’s advisory fees are fair and reasonable and that renewal of its respective Advisory and Services Agreements without change are in the best interests of the Fund and its shareholders.

MSP | Madison Strategic Sector Premium Fund

Dividend Reinvestment Plan | June 30, 2010

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the "Plan Administrator"), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the "Plan") in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, Inc., 250 Royall St., Canton, MA 02021, Phone Number: (781) 575-4523.

Madison Investment Advisors, Inc.
550 SCIENCE DRIVE
MADISON, WISCONSIN 53711
1-800-767-0300
www.madisonfunds.com

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable in semi-annual report.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a)  No purchases were made during the period covered by this report by on or behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act of shares or other units of any class of the registrant's equity securities this is registered by the registrant pursuant to Section 12 of the Exchange Act.

(b)

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b)Average Price Paid per Share (or Unit)	(c)Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d)Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (January 1 to January 31, 2010)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #2 (February 1 to February 28, 2010)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #3 (March 1 to March 31, 2010)	20,840*	12.83172	20,840*	Unlimited for dividend reinvestment plan (see footnote below)
Month #4 (April 1 to April 30, 2010)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #5 (May 1 to May 31, 2010)	0	0	0	Unlimited for dividend reinvestment plan (see footnote below)
Month #6 (June 1 to June 30, 2010)	24,617*	11.01126	24,617*	Unlimited for dividend reinvestment plan (see footnote below)
Total	45,457*	11.84586	45,457*	Unlimited for dividend reinvestment plan (see footnote below)
*Note to Item 9:  As announced and disclosed in the registrant's prospectus, the registrant maintains a Dividend Reinvestment Plan.  The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan's dividend reinvestment requirements.  All shares purchased during the period identified in columns (a) and (c) above were purchased as part of the Dividend Reinvestment Plan.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes to existing policies.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Strategic Sector Premium Fund

By: (signature)

Holly Baggot, Secretary

Date: August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: August  30, 2010

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: August 30, 2010